Exhibit 99.1

LIMELIGHT NETWORKS® REPORTS FOURTH QUARTER AND FULL YEAR 2009 RESULTS

TEMPE, AZ. – 23 February 2010 – Limelight Networks, Inc. (NASDAQ: LLNW) today reported fourth quarter and full year 2009 financial results. Fourth quarter highlights included:

•	Revenue of $33.6 million

•	Generation of $5.1 million in cash from operations

•	Definitive agreement to acquire EyeWonder, Inc., a leading rich media ad serving vendor

“Business and consumer activity continues to rapidly migrate online, creating a world of hyper-connected users who expect all of their screens and devices to have broadcast quality access to content, information, games, social networks, and purchases, at any time and from any location. Limelight Networks’ global computing platform helps publishers, advertisers, and enterprises be successful in this constantly connected, multi-screen environment,” said Jeff Lunsford, chairman and chief executive officer.

Financial Highlights

For the fourth quarter of 2009, the company reported revenue of $33.6 million, up 3 percent from third quarter 2009 revenue. The company also reported EBITDA, adjusted for share-based compensation, litigation expenses and acquisition related expenses, of $3.3 million. The company generated $5.1 million in cash from operations during the quarter.

Non-GAAP net loss, before stock based compensation, litigation expenses, and acquisition related expenses, was $3.1 million or 4 cents per basic share. GAAP net loss was $9.7 million, or 11 cents per basic share.

Capital investments were $3.8 million. The company ended the quarter with no bank debt and approximately $154 million in cash and short-term marketable securities.

For the full year 2009, the company reported revenue of $131.7 million, compared to $129.5 million for full year 2008. GAAP net income for 2009 was $34.9 million or 41 cents per basic share. Non-GAAP net loss, before stock based compensation, litigation expenses, provision for litigation, and acquisition related expenses, was $6.4 million or 8 cents per basic share. The company also reported EBITDA, adjusted for share-based compensation, litigation expenses, provision for litigation, and acquisition related expenses, of $19.8 million.

A reconciliation of GAAP to non-GAAP net income is included in the attached tables.

First Quarter 2010 Outlook

Limelight Networks anticipates first quarter revenue to be in the range of $33 million to $34.5 million.

Financial Tables

LIMELIGHT NETWORKS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

	December 31, 2009	December 31, 2008
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$89,509	$138,180
Marketable securities	64,870	36,463
Accounts receivable, net of reserves of $9,226 and $7,565 at December 31, 2009 and December 31, 2008, respectively	26,363	33,482
Income taxes receivable	617	7
Prepaid expenses and other current assets	9,654	7,834

Total current assets	191,013	215,966
Property and equipment, net	35,524	40,185
Marketable securities, less current portion	12	13
Goodwill	619	—
Other intangible assets, net	370	—
Other assets	8,132	628

Total assets	$235,670	$256,792

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$5,144	$8,920
Deferred revenue, current portion	12,199	9,865
Provision for litigation	—	65,645
Other current liabilities	14,140	14,928

Total current liabilities	31,483	99,358
Deferred revenue, less current portion	1,377	7,303
Deferred income tax, less current portion	10	—

Total liabilities	32,870	106,661
Commitments and contingencies	—	—
Stockholders’ equity:
Convertible preferred stock, $0.001 par value; 7,500 shares authorized; 0 shares issued and outstanding	—	—
Common stock, $0.001 par value; 150,000 shares authorized; 85,011 and 83,405 shares issued and outstanding at December 31, 2009 and December 31, 2008, respectively	85	83
Additional paid-in capital	308,536	290,593
Accumulated other comprehensive income	93	260
Accumulated deficit	(105,914)	(140,805)

Total stockholders’ equity	202,800	150,131

Total liabilities and stockholders’ equity	$235,670	$256,792

LIMELIGHT NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended				Twelve Months Ended
	December 31, 2009	September 30, 2009	December 31, 2008	September 30, 2008	December 31, 2009	December 31, 2008
Revenue	$33,625	$32,530	$35,898	$33,116	$131,663	$129,530
Costs and operating expenses
Cost of revenue * †	22,167	20,907	21,881	21,557	85,623	83,861
General and administrative * †	10,066	7,032	15,550	15,455	36,479	53,796
Sales and marketing *	8,672	8,060	9,231	8,577	32,587	34,916
Research & development *	2,059	2,024	2,072	2,008	7,937	7,365
Provision for litigation	—	—	1,295	2,343	(65,645)	17,515

Total costs and operating expenses	42,964	38,023	50,029	49,940	96,981	197,453

Operating (loss) income	(9,339)	(5,493)	(14,131)	(16,824)	34,682	(67,923)

Interest expense	(5)	(11)	(11)	(11)	(39)	(55)
Interest income	295	330	669	1,203	1,345	5,098
Other income (expense)	(146)	15	(375)	410	(14)	(171)

(Loss) income before taxes	(9,195)	(5,159)	(13,848)	(15,222)	35,974	(63,051)
Income tax expense	531	61	94	130	1,084	16

Net (loss) income	$(9,726)	$(5,220)	$(13,942)	$(15,352)	$34,890	$(63,067)

Net (loss) income per share:
Basic	$(0.11)	$(0.06)	$(0.17)	$(0.18)	$0.41	$(0.76)
Diluted	$(0.11)	$(0.06)	$(0.17)	$(0.18)	$0.40	$(0.76)

Shares used in per share calculations:
Basic	84,770	84,489	83,192	83,022	84,202	82,932
Diluted	84,770	84,489	83,192	83,022	87,972	82,932

*	Includes share-based compensation (see supplemental table for figures)
†	Includes depreciation (see supplemental table for figures)

LIMELIGHT NETWORKS, INC.

SUPPLEMENTAL FINANCIAL DATA

(In thousands)

(Unaudited)

	Three Months Ended				Twelve Months Ended
	December 31, 2009	September 30, 2009	December 31, 2008	September 30, 2008	December 31, 2009	December 31, 2008
Supplemental financial data (in thousands):
Share-based compensation:
Cost of revenues	$642	$638	$585	$594	$2,414	$2,243
General and administrative	1,801	1,805	3,028	1,669	7,556	8,060
Sales and marketing	1,236	1,293	1,262	1,400	4,970	5,400
Research and development	648	633	633	642	2,523	2,355

Total share-based compensation	$4,327	$4,369	$5,508	$4,305	$17,463	$18,058

Depreciation and amortization:
Network-related depreciation	$5,352	$6,018	$6,862	$6,607	$24,051	$25,675
Other depreciation	652	627	455	343	2,351	1,356

Total depreciation and amortization	$6,004	$6,645	$7,317	$6,950	$26,402	$27,031

Capital expenditures:
Capital expenditures (cash and accrual)	$1,905	$11,070	$5,151	$6,803	$21,660	$20,062

Net increase (decrease) in cash, cash equivalents and marketable securities	$1,561	$(11,497)	$(2,015)	$(7,844)	$(20,265)	$(22,528)

End of period statistics:
Approximate number of active customers	1,370	1,370	1,336	1,304	1,370	1,336
Number of employees	328	321	294	285	328	294

LIMELIGHT NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended				Twelve Months Ended
	December 31, 2009	September 30, 2009	December 31, 2008	September 30, 2008	December 31, 2009	December 31, 2008
Cash flows from operating activities:
Net (loss) income	$(9,726)	$(5,220)	$(13,942)	$(15,352)	$34,890	$(63,067)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	6,004	6,645	7,317	6,950	26,402	27,031
Share-based compensation	4,327	4,369	5,508	4,305	17,463	18,058
Deferred income tax (benefit) expense	10	—	(9)	129	10	(91)
Provision for litigation	—	—	1,295	2,343	(65,645)	17,515
Loss (income) on foreign currency exchange	20	7	(149)	(30)	201	(167)
Excess tax shortfalls related to stock option exercises	—	—	177	—	—	177
Accounts receivable charges	1,556	329	3,961	1,802	5,795	9,250
Accretion of marketable securities	89	(298)	(6)	11	(366)	(427)
Loss on marketable securities	—	—	—	—	—	71
Changes in operating assets and liabilities:
Accounts receivable	(227)	(1,648)	(6,169)	(11,006)	1,566	(21,326)
Prepaid expenses and other current assets	(516)	(1,475)	1,695	417	(1,863)	(2,253)
Income taxes receivable	(434)	(159)	1,480	8	(610)	1,953
Other assets	917	(4,152)	32	153	(7,397)	816
Accounts payable	(6)	244	(531)	2,348	(5,204)	(2,890)
Accounts payable, related parties	—	—	—	—	—	(230)
Deferred revenue	(1,506)	(291)	416	4,799	(3,591)	4,742
Other current liabilities	4,616	358	718	3,554	(2,086)	5,448
Other long term liabilities	—	—	(770)	(64)	—	(770)

Net cash provided by (used in) operating activities	5,124	(1,291)	1,023	367	(435)	(6,160)

Cash flows from investing activities:
Purchases of property and equipment	(3,784)	(10,586)	(3,537)	(7,870)	(20,432)	(18,073)
Purchase of marketable securities	(25,500)	(32,905)	—	—	(71,235)	(65,125)
Sale of marketable securities	10,900	2,000	17,125	16,000	43,300	112,150
Cash acquired in business acquisition	—	—	—	—	22	—

Net cash (used in) provided by investing activities	(18,384)	(41,491)	13,588	8,130	(48,345)	28,952

Cash flows from financing activities:
Escrow funds returned from share repurchase	—	—	—	—	—	1,070
Excess tax benefits related to stock option exercises	—	—	(177)	—	—	(177)
Proceeds from exercise of stock options and warrants	32	72	34	31	272	225

Net cash provided by (used in) financing activities	32	72	(143)	31	272	1,118

Effect of exchange rate changes on cash and cash equivalents	290	(5)	566	(223)	(163)	446

Net (decrease) increase in cash and cash equivalents	(12,938)	(42,715)	15,034	8,305	(48,671)	24,356
Cash and cash equivalents, beginning of period	102,447	145,162	123,146	114,841	138,180	113,824

Cash and cash equivalents, end of period	$89,509	$102,447	$138,180	$123,146	$89,509	$138,180

Use of Non-GAAP Financial Measures

To evaluate our business, we consider and use Non-GAAP net income (loss) and EBITDA adjusted for share-based compensation, litigation expenses, provision for litigation, and acquisition related expenses as a supplemental measure of operating performance. These measures include the same adjustments that management takes into account when it reviews and assesses operating performance on a period-to-period basis. We consider Non-GAAP net income (loss) to be an important indicator of overall business performance because it allows us to illustrate the impact of the effects of share-based compensation, litigation expenses, provision for litigation, and acquisition related expenses. We define EBITDA as GAAP net income (loss) before interest income, interest expense, other income and expense, provision for income taxes, depreciation and amortization. We believe that EBITDA provides a useful metric to investors to compare us with other companies within our industry and across industries. We define EBITDA adjusted for share-based compensation, litigation expenses, provision for litigation and acquisition related expenses as EBITDA plus expenses that we do not consider reflective of our ongoing operations. We use EBITDA adjusted for share-based compensation, litigation expenses, provision for litigation and acquisition related expenses as a supplemental measure to review and assess operating performance. We also believe use of EBITDA adjusted for share-based compensation, litigation expenses, provision for litigation and acquisition related expenses facilitates investors’ use of operating performance comparisons from period to period. In addition, it should be noted that our performance-based executive officer bonus structure is tied closely to our performance as measured in part by certain non-GAAP financial measures.

The terms Non-GAAP net income (loss), EBITDA and EBITDA adjusted for share-based compensation, litigation expenses, provision for litigation and acquisition related expenses are not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and are not measures of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. Our Non-GAAP net income (loss), EBITDA and EBITDA adjusted for share-based compensation, litigation expenses, provision for litigation and acquisition related expenses have limitations as analytical tools, and when assessing our operating performance, Non-GAAP net income (loss), EBITDA and EBITDA adjusted for share-based compensation, litigation expenses, provision for litigation and acquisition related expenses should not be considered in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP. Some of these limitations include, but are not limited to:

•

EBITDA and EBITDA adjusted for share-based compensation, litigation expenses, provision for litigation and acquisition related expenses do not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;

•	they do not reflect changes in, or cash requirements for, our working capital needs;

•	they do not reflect the cash requirements necessary for litigation costs;

•	they do not reflect income taxes or the cash requirements for any tax payments;

•

although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will be replaced sometime in the future, and EBITDA and EBITDA adjusted for share-based compensation, litigation expenses, provision for litigation and acquisition related expenses do not reflect any cash requirements for such replacements;

•

while share-based compensation is a component of operating expense, the impact on our financial statements compared to other companies can vary significantly due to such factors as the assumed life of the options and the assumed volatility of our common stock; and

•

other companies may calculate EBITDA and EBITDA adjusted for share-based compensation, litigation expenses, provision for litigation and acquisition related expenses differently than we do, limiting their usefulness as comparative measures.

We compensate for these limitations by relying primarily on our GAAP results and using Non-GAAP Net Income (loss) and EBITDA adjusted for share-based compensation, litigation expenses, provision for litigation and acquisition related expenses only as supplemental support for management’s analysis of business performance. Non-GAAP Net Income (loss), EBITDA and EBITDA adjusted for share-based compensation, litigation expenses, provision for litigation and acquisition related expenses are calculated as follows for the periods presented in thousands:

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the Company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.

LIMELIGHT NETWORKS, INC.

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)

(In thousands)

(Unaudited)

	Three Months Ended				Twelve Months Ended
	December 31, 2009	September 30, 2009	December 31, 2008	September 30, 2008	December 31, 2009	December 31, 2008
GAAP net (loss) income	$(9,726)	$(5,220)	$(13,942)	$(15,352)	$34,890	$(63,067)

Provision for litigation	—	—	1,295	2,343	(65,645)	17,515
Share-based compensation	4,327	4,369	5,508	4,305	17,463	18,058
Litigation defense expenses	827	273	4,576	8,189	5,412	20,799
Acquisition related expenses	1,481	—	—	—	1,481	—

Non-GAAP net loss	$(3,091)	$(578)	$(2,563)	$(515)	$(6,399)	$(6,695)

LIMELIGHT NETWORKS, INC.

Reconciliation of GAAP Net Income (Loss) to EBITDA to EBITDA

Adjusted for Share-Based Compensation, Litigation Expenses, Provision for Litigation and Acquisition Expenses

(In thousands)

(Unaudited)

	Three Months Ended				Twelve Months Ended
	December 31, 2009	September 30, 2009	December 31, 2008	September 30, 2008	December 31, 2009	December 31, 2008
GAAP net (loss) income	$(9,726)	$(5,220)	$(13,942)	$(15,352)	$34,890	$(63,067)
Add: depreciation and amortization	6,004	6,645	7,317	6,950	26,402	27,031
Add: interest expense	5	11	11	11	39	55
Less: interest and other income	(149)	(346)	(294)	(1,613)	(1,331)	(4,927)
Plus income tax (benefit) expense	531	61	94	130	1,084	16

EBITDA	(3,335)	1,151	(6,814)	(9,874)	61,084	(40,892)
Add: provision for litigation	—	—	1,295	2,343	(65,645)	17,515
Add: share-based compensation	4,327	4,369	5,508	4,305	17,463	18,058
Add: litigation defense expenses	827	273	4,576	8,189	5,412	20,799
Add: acquisition related expenses	1,481	—	—	—	1,481	—

EBITDA adjusted for share-based compensation, litigation expenses, provision for litigation and acquisition expenses	$3,300	$5,793	$4,565	$4,963	$19,795	$15,480

Conference Call

At approximately 4:30 p.m. ET (1:30 p.m. PT), management will host a quarterly conference call for investors. Access to the call will be provided by both telephone dial-in and via live Internet broadcast.

This call can be accessed toll-free at 1-866-831-6291 within the United States or 1-617-213-8860 outside of the U.S. using Participant Passcode 82723009. The conference call will also be audiocast live from http://www.llnw.com and a replay will be available for one week following the conclusion of the event.

Safe-Harbor Statement

This press release contains forward-looking statements concerning, among other things, the outlook for the Company’s revenues, net loss and stock-based compensation expenses, customer growth, market growth, pricing pressures, expansion into additional market segments, product and services improvements and litigation and acquisition related expenses. Forward-looking statements are not guarantees and are subject to a number of risks and uncertainties that could cause actual results to differ materially including, but not limited to, risks that the Company’s acquisition of EyeWonder is delayed or ultimately not consummated, risks and uncertainties discussed in the Company’s Annual Report on Form 10K and other filings with the Securities and Exchange Commission and the final review of the results and amendments and preparation of quarterly and annual financial statements, including consultation with our outside auditors. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason.

Additional Information Regarding the Acquisition of EyeWonder and Where to Find It

Limelight Networks filed a Registration Statement on Form S-4 and a Proxy Statement/Prospectus with the SEC in connection with the transaction and plans to mail to its stockholders a Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Proxy Statement/Prospectus contain important information about Limelight Networks, EyeWonder, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully. Investors and security holders may obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by Limelight through the web site maintained by the SEC at www.sec.gov and by contacting Limelight Networks Investor Relations at 917-297-4241. In addition, investors and security holders may obtain free copies of the documents filed with the SEC on Limelight Networks’ website at www.limelightnetworks.com.

Participants in the Acquisition of EyeWonder

Limelight Networks, EyeWonder and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of Limelight Networks stockholders in connection with the proposed transaction is set forth in the Proxy Statement/Prospectus described above. Additional information regarding Limelight Networks’ executive officers and directors is included in Limelight Networks’ definitive proxy statement, which was filed with the SEC on April 27, 2009. You can obtain free copies of these documents from Limelight Networks using the contact information above.

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About Limelight Networks, Inc.

Limelight Networks, Inc. (Nasdaq: LLNW) is trusted by the world’s most innovative enterprise, entertainment, technology, and software brands to improve the performance and profitability of web sites and end-user experiences. Our scalable, on-demand managed infrastructure solutions provide global reach and consistently high availability, by routing traffic over a private fiber-optic backbone rather than through the often-congested, unpredictable public Internet. For more information, visit our web site (http://www.limelightnetworks.com), read our blog (http://blog.llnw.com), or follow @llnw (http://www.twitter.com/llnw) on Twitter.

Copyright (C) 2010 Limelight Networks, Inc. All rights reserved. All product or service names are the property of their respective owners

CONTACT: Paul Alfieri of Limelight Networks, Inc., +1-646-875-8835, palfieri@llnw.com